Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2018
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	1.92%	0.97%	1.18%	0.90%	0.24%
Return on equity (ratio of net income to average equity) (1)	15.72	7.68	9.39	7.13	1.97
Net interest rate spread (1)	3.24	3.30	3.31	3.38	3.26
Net interest margin (1)	3.52	3.51	3.49	3.53	3.41
Efficiency ratio	51.22	64.84	63.55	68.40	62.37
Noninterest expense to average total assets (1)	2.88	2.45	2.61	2.52	2.28
Average interest–earning assets to average interest–bearing liabilities	133.35	133.23	133.62	132.29	131.68
Number of full service offices	19	19	19	19	19
Employees (full time equivalents) (2)	236	245	250	237	236

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,805	$12,473	$11,738	$10,613	$13,572
Interest-bearing deposits in other financial institutions	84,399	74,461	80,457	81,963	114,020
Securities, at fair value	88,179	103,921	112,452	102,661	93,383
Loans receivable, net	1,323,793	1,267,787	1,287,823	1,277,553	1,314,651
Other real estate owned, net	1,226	985	1,187	1,802	2,351
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,026	8,026	8,311	8,290	8,290
Premises and equipment, net	25,205	24,473	24,441	24,628	24,856
Premises held-for-sale	—	—	—	5,581	5,667
Intangible assets	102	123	143	164	286
Bank owned life insurance	18,809	18,781	18,746	22,925	22,859
Deferred taxes	6,235	8,911	10,199	11,363	12,563
Other assets	15,546	12,543	12,001	12,386	13,060
Total assets	$1,585,325	$1,532,484	$1,567,498	$1,559,929	$1,625,558

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,352,484	$1,295,770	$1,295,853	$1,278,007	$1,340,051
Borrowings	21,049	21,232	50,901	60,983	60,768
Other liabilities	24,642	23,399	26,516	22,587	27,105
Total liabilities	1,398,175	1,340,401	1,373,270	1,361,577	1,427,924
Stockholders’ equity	187,150	192,083	194,228	198,352	197,634
Total liabilities and stockholders’ equity	$1,585,325	$1,532,484	$1,567,498	$1,559,929	$1,625,558

(1)Annualized
(2)Second quarter 2018 full time equivalents employees include summer interns. These employees typically work from May through August.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2018	2017
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,146	$15,373	$15,020	$14,748	$15,047	$61,287	$56,179
Total interest expense	3,043	2,408	2,039	1,727	1,742	9,217	6,089
Net interest income before provision (recovery)	13,103	12,965	12,981	13,021	13,305	52,070	50,090
Provision for (recovery of) loan losses	403	(23)	23	(258)	(72)	145	(87)
Net interest income	12,700	12,988	12,958	13,279	13,377	51,925	50,177
Noninterest income	8,674	1,570	3,094	1,539	1,634	14,877	6,408
Noninterest expense	11,155	9,425	10,215	9,959	9,318	40,754	40,391
Income before income tax	10,219	5,133	5,837	4,859	5,693	26,048	16,194
Income tax expense (1)	2,803	1,396	1,207	1,300	4,702	6,706	7,190
Net income	$7,416	$3,737	$4,630	$3,559	$991	$19,342	$9,004
Basic earnings per common share	$0.44	$0.22	$0.26	$0.20	$0.06	$1.11	$0.49
Diluted earnings per common share	$0.44	$0.22	$0.26	$0.20	$0.06	$1.11	$0.49

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$998	$1,003	$989	$978	$989	$3,968	$3,953
Loan fee income	208	71	90	70	114	439	326
Commercial mortgage brokerage fees	—	12	85	41	—	138	—
Residential mortgage banking fees	31	34	24	30	43	119	215
Gain (loss) on sales of equity securities	3,572	—	(14)	—	—	3,558	—
Unrealized gain on equity securities	3,427	—	—	—	—	3,427	—
Gain on sale of premises held-for-sale	—	—	93	—	—	93	—
Trust insurance commissions and annuities income	267	207	250	213	267	937	971
Earnings on bank owned life insurance	28	35	45	66	69	174	265
Bank-owned life insurance death benefit	—	—	1,389	—	—	1,389	—
Other	143	208	143	141	152	635	678
Total noninterest income	$8,674	$1,570	$3,094	$1,539	$1,634	$14,877	$6,408

Noninterest Expense
Compensation and benefits	$6,755	$5,120	$5,790	$5,322	$4,975	$22,987	$21,767
Office occupancy and equipment	1,795	1,629	1,662	1,731	1,709	6,817	6,623
Advertising and public relations	237	194	274	143	197	848	1,004
Information technology	726	717	708	641	673	2,792	2,743
Supplies, telephone, and postage	363	341	396	333	339	1,433	1,366
Amortization of intangibles	21	20	21	122	122	184	496
Nonperforming asset management	40	60	51	202	125	353	340
Loss (gain) on sales of other real estate owned	—	(12)	47	21	(55)	56	45
Valuation adjustments of other real estate owned	—	1	1	25	32	27	333
Operations of other real estate owned	77	70	87	115	85	349	545
FDIC insurance premiums	99	115	104	119	125	437	587
Other	1,042	1,170	1,074	1,185	991	4,471	4,542
Total noninterest expense	$11,155	$9,425	$10,215	$9,959	$9,318	$40,754	$40,391

(1)	Fourth quarter 2017 income tax expense includes valuation of $2.5 million related to Tax Cuts and Jobs Act of 2017.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate loans	$70,371	$77,591	$84,048	$92,056	$97,814
Multi–family mortgage loans	619,870	581,880	571,886	578,144	588,383
Nonresidential real estate loans	152,442	148,010	155,627	163,856	169,971
Construction and land loans	172	1,130	1,316	1,328	1,358
Commercial loans	187,406	167,547	163,925	162,564	152,552
Commercial leases	299,394	297,103	316,555	285,222	310,076
Consumer loans	1,539	1,416	1,469	1,494	1,597
	1,331,194	1,274,677	1,294,826	1,284,664	1,321,751
Net deferred loan origination costs	1,069	1,213	1,176	1,230	1,266
Allowance for loan losses	(8,470)	(8,103)	(8,179)	(8,341)	(8,366)
Loans, net	$1,323,793	$1,267,787	$1,287,823	$1,277,553	$1,314,651

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$647	$1,290	$987	$964	$1,103
Multi–family mortgage loans	71,101	31,633	21,838	14,339	26,830
Nonresidential real estate loans	7,120	1,166	1,310	2,011	2,311
Commercial loans	171,048	164,974	164,048	150,804	100,667
Commercial leases	52,929	27,296	77,744	20,771	42,700
Consumer loans	913	695	672	584	781
	$303,758	$227,054	$266,599	$189,473	$174,392
Weighted average rate	5.91%	5.96%	5.62%	5.61%	5.12%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$7,590	$7,135	$8,959	$6,453	$7,611
Multi–family mortgage loans	35,135	19,804	27,911	24,524	14,998
Nonresidential real estate loans	4,315	8,890	9,499	8,148	9,577
Construction and land loans	27	184	15	31	31
Commercial loans	151,768	161,359	162,544	140,449	94,996
Commercial leases	50,742	46,885	47,417	45,790	65,707
Consumer loans	868	762	704	631	732
	$250,445	$245,019	$257,049	$226,026	$193,652
Weighted average rate	5.59%	5.56%	5.28%	4.97%	4.67%

(1)	Loan originations include purchases loans. draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$1,240	$1,369	$1,538	$1,589	$2,027
Multi–family mortgage loans	—	102	92	369	363
Nonresidential real estate loans	270	—	—	—	—
Consumer loans	—	—	6	—	—
Nonaccrual loans	1,510	1,471	1,636	1,958	2,390

Other real estate owned:
One–to–four family residential real estate loans	875	634	833	935	827
Multi–family real estate	276	276	276	—	—
Nonresidential real estate	74	74	74	863	1,520
Land	1	1	4	4	4
Other real estate owned	1,226	985	1,187	1,802	2,351

Nonperforming assets	$2,736	$2,456	$2,823	$3,760	$4,741

Asset Quality Ratios
Nonperforming assets to total assets	0.17%	0.16%	0.18%	0.24%	0.29%
Nonperforming loans to total loans	0.11	0.12	0.13	0.15	0.18
Nonperforming commercial-related loans to total commercial-related loans (1)	0.02	0.01	0.01	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.72	1.73	1.81	1.70	2.04
Allowance for loan losses to nonperforming loans	560.93	550.85	499.94	426.00	350.04

Concentrations of Credit
Commercial Real Estate for FFEIC Concentration Limits	$737,887	$697,843	$694,555	$706,488	$721,587
% FFIEC Total Capital	413.00%	378.64%	378.45%	370.18%	382.64%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$370,512	$357,947	$299,138	$353,686	$365,713
% FFIEC Total Capital	207.38%	194.22%	162.99%	185.32%	193.93%

Commercial Leases - Investment Grade	$166,209	$181,131	$197,746	$186,052	$207,460
Commercial Leases - Other	133,185	115,972	118,809	99,170	102,616

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$365	$409	$295	$362	$295
Multi–family mortgage loans	216	310	218	222	225
Nonresidential real estate loans	98	99	100	149	154
Commercial loans	342	4,699	3,820	2,258	2,248
Consumer loans	7	10	1	—	—
	$1,028	$5,527	$4,434	$2,991	$2,922

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,103	$8,179	$8,341	$8,366	$8,374
Charge offs:
One–to–four family residential real estate loans	(17)	(84)	(33)	(97)	(36)
Multi–family mortgage loans	—	—	(35)	—	—
Nonresidential real estate loans	(93)	—	—	—	—
Commercial loans		—	(140)	—	—
Consumer loans	(12)	(6)	(1)	—	(3)
	(122)	(90)	(209)	(97)	(39)
Recoveries:
One–to–four family residential real estate loans	76	25	6	99	45
Multi–family mortgage loans	8	8	10	8	8
Nonresidential real estate loans	—	—	—	—	7
Construction and land loans	—	2	—	—	—
Commercial loans	2	2	2	223	42
Commercial leases	—	—	5	—	—
Consumer loans	—	—	1	—	1
	86	37	24	330	103
Net (charge–offs) recoveries	(36)	(53)	(185)	233	64
Provision for (recovery of) loan losses	403	(23)	23	(258)	(72)
Ending balance	$8,470	$8,103	$8,179	$8,341	$8,366

Allowance for loan losses to total loans	0.64%	0.64%	0.63%	0.65%	0.63%
Net (charge–off) recovery ratio (1)	(0.01)	(0.02)	(0.06)	0.07	0.02

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$230,041	$225,446	$229,717	$232,593	$234,354
Interest–bearing NOW accounts	275,830	283,561	281,603	283,311	289,657
Money market accounts	255,951	266,070	281,493	290,575	299,581
Savings deposits	152,334	155,232	158,731	160,093	160,501
Certificates of deposit - retail	332,053	275,160	251,974	232,910	224,401
Certificates of deposit - wholesale	106,275	90,301	92,335	78,525	131,557
	$1,352,484	$1,295,770	$1,295,853	$1,278,007	$1,340,051

SELECTED AVERAGE BALANCES
Total average assets	$1,548,292	$1,540,522	$1,565,996	$1,581,833	$1,637,309
Total average interest–earning assets	1,478,028	1,463,404	1,492,824	1,496,682	1,549,746
Average loans	1,296,108	1,274,788	1,291,339	1,294,387	1,330,276
Average securities	98,756	113,234	107,384	103,928	95,065
Average stock in FHLB & FRB	8,026	8,125	8,411	8,289	8,290
Average other interest–earning assets	75,138	67,257	85,690	90,078	116,115
Total average interest–bearing liabilities	1,108,397	1,098,424	1,117,188	1,131,372	1,176,898
Average interest–bearing deposits	1,085,611	1,059,929	1,055,228	1,070,635	1,116,057
Average borrowings	22,786	38,495	61,960	60,737	60,841
Average stockholders’ equity	188,643	194,745	197,314	199,672	201,604

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.33%	4.17%	4.04%	4.00%	3.85%
Average loans	4.59	4.43	4.34	4.33	4.22
Average securities	2.38	2.20	2.04	1.81	1.58
Average other interest–earning assets	2.61	2.28	1.81	1.62	1.60
Total average interest–bearing liabilities	1.09	0.87	0.73	0.62	0.59
Average interest–bearing deposits	1.07	0.85	0.70	0.58	0.55
Average borrowings	1.98	1.34	1.36	1.35	1.35
Average cost of total deposits	0.89	0.70	0.57	0.48	0.45
Average cost of funds	0.90	0.72	0.61	0.52	0.49
Net interest rate spread	3.24	3.30	3.31	3.38	3.26
Net interest margin	3.52	3.51	3.49	3.53	3.41

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018				2017
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.81%	12.53%	12.39%	12.72%	12.16%
Tangible equity to tangible total assets (end of period)	11.80	12.53	12.38	12.71	12.14
Risk–based total capital ratio	16.33	17.40	16.73	17.72	17.06
Common Tier 1 (CET1)	15.61	16.67	16.02	16.98	16.33
Risk–based tier 1 capital ratio	15.61	16.67	16.02	16.98	16.33
Tier 1 leverage ratio	11.82	12.06	11.93	12.03	11.49
Tier 1 capital	$182,404	$185,015	$185,836	$189,152	$187,005
BankFinancial, NA
Risk–based total capital ratio	15.30%	16.61%	15.83%	17.13%	16.48%
Common Tier 1 (CET1)	14.57	15.88	15.12	16.38	15.74
Risk–based tier 1 capital ratio	14.57	15.88	15.12	16.38	15.74
Tier 1 leverage ratio	11.03	11.49	11.26	11.60	11.08
Tier 1 capital	$170,194	$176,199	$175,349	$182,464	$180,216

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$14.95	$15.94	$17.65	$16.98	$15.34
High	16.06	18.08	18.62	17.20	17.00
Low	13.88	15.32	15.07	15.07	14.79
Common shares outstanding	16,481,514	17,206,303	17,461,088	17,877,223	17,958,723
Book value per share	$11.36	$11.16	$11.12	$11.10	$11.00
Tangible book value per share	$11.35	$11.16	$11.12	$11.09	$10.99
Cash dividends declared on common stock	$0.10	$0.10	$0.09	$0.08	$0.08
Dividend payout ratio	22.74%	46.65%	34.20%	40.35%	145.59%
Stock repurchases	$10,691	$4,103	$7,167	$1,323	$1,671
Stock repurchases – shares	724,789	254,785	415,889	81,500	104,900

EARNINGS PER SHARE COMPUTATIONS
Net income	$7,416	$3,737	$4,630	$3,559	$991
Average common shares outstanding	16,820,641	17,365,679	17,634,190	17,931,579	18,017,708
Less - Unvested restricted stock shares	—	—	(375)	(940)	(940)
Weighted average common shares outstanding	16,820,641	17,365,679	17,633,815	17,930,639	18,016,768
Plus: Dilutive common shares equivalents	—	—	—	461	461
Weighted average dilutive common shares outstanding	16,820,641	17,365,679	17,633,815	17,931,100	18,017,229
Basic earnings per common share	$0.44	$0.22	$0.26	$0.20	$0.06
Diluted earnings per common share	$0.44	$0.22	$0.26	$0.20	$0.06